INCOME TAXES	12 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES
Income taxes are recognized for the amount of taxes payable for the current year and for the impact of deferred tax assets and liabilities, which represent future tax consequences of events that have been recognized differently in the financial statements than for tax purposes. Deferred tax assets and liabilities are established using the enacted statutory tax rates and are adjusted for any changes in such rates in the period of change.
Earnings from continuing operations before income taxes consisted of the following:

Years ended June 30	2015	2014	2013
United States	$8,496	$8,513	$7,736
International	2,516	4,996	5,672
TOTAL	$11,012	$13,509	$13,408

Income taxes on continuing operations consisted of the following:

Years ended June 30	2015	2014	2013
CURRENT TAX EXPENSE
U.S. federal	$2,127	$1,399	$1,629
International	1,142	1,252	1,452
U.S. state and local	252	237	278
	3,521	2,888	3,359
DEFERRED TAX EXPENSE
U.S. federal	(607)	145	187
International and other	(189)	(182)	(484)
	(796)	(37)	(297)
TOTAL TAX EXPENSE	$2,725	$2,851	$3,062

A reconciliation of the U.S. federal statutory income tax rate to our actual income tax rate on continuing operations is provided below:

Years ended June 30	2015	2014	2013
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Country mix impacts of foreign operations	(14.0)%	(10.8)%	(7.4)%
Changes in uncertain tax positions	(0.9)%	(1.7)%	(2.0)%
Impairment adjustments	—%	—%	0.7%
Holding gain on joint venture buy-out	—%	—%	(1.5)%
Venezuela deconsolidation charge	6.6%	—%	—%
Other	(2.0)%	(1.4)%	(2.0)%
EFFECTIVE INCOME TAX RATE	24.7%	21.1%	22.8%

Changes in uncertain tax positions represent changes in our net liability related to prior year tax positions. Country mix impacts of foreign operations includes the effects of foreign subsidiaries' earnings taxed at rates other than the U.S. statutory rate, the U.S. tax impacts of non-U.S. earnings repatriation and any net impacts of intercompany transactions.
Tax costs charged to shareholders' equity totaled $634 for the year ended June 30, 2015. This primarily relates to the tax effects of net investment hedges and the impact of certain adjustments to pension obligations recorded in stockholders' equity, partially offset by excess tax benefits from the exercise of stock options. Tax benefits to shareholders' equity totaled $716 for the year ended June 30, 2014. This primarily relates to the tax effects of net investment hedges, excess tax benefits from the exercise of stock options and the impacts of certain adjustments to pension and other retiree benefit obligations recorded in shareholders' equity.
We have undistributed earnings of foreign subsidiaries of approximately $45.0 billion at June 30, 2015, for which deferred taxes have not been provided. Such earnings are considered indefinitely invested in the foreign subsidiaries. If such earnings were repatriated, additional tax expense may result. However, the calculation of the amount of deferred U.S. income tax on these earnings is not practicable because of the large number of assumptions necessary to compute the tax.
A reconciliation of the beginning and ending liability for uncertain tax positions is as follows:

Years ended June 30	2015	2014	2013
BEGINNING OF YEAR	$1,437	$1,600	$1,773
Increases in tax positions for prior years	87	146	162
Decreases in tax positions for prior years	(146)	(296)	(225)
Increases in tax positions for current year	118	142	188
Settlements with taxing authorities	(250)	(135)	(195)
Lapse in statute of limitations	(27)	(33)	(98)
Currency translation	(123)	13	(5)
END OF YEAR	$1,096	$1,437	$1,600

Included in the total liability for uncertain tax positions at June 30, 2015, is $510 that, depending on the ultimate resolution, could impact the effective tax rate in future periods.
The Company is present in approximately 140 taxable jurisdictions and, at any point in time, has 60-70 jurisdictional audits underway at various stages of completion. We evaluate our tax positions and establish liabilities for uncertain tax positions that may be challenged by local authorities and may not be fully sustained, despite our belief that the underlying tax positions are fully supportable. Uncertain tax positions are reviewed on an ongoing basis and are adjusted in light of changing facts and circumstances, including progress of tax audits, developments in case law and closing of statute of limitations. Such adjustments are reflected in the tax provision as appropriate. We have tax years open ranging from 2002 and forward. We are generally not able to reliably estimate the ultimate settlement amounts until the close of the audit. Based on information currently available, we anticipate that over the next 12 month period, audit activity could be completed related to uncertain tax positions in multiple jurisdictions for which we have accrued existing liabilities of approximately $445, including interest and penalties.
Accounting pronouncements require that, without discretion, we recognize the additional accrual of any possible related interest and penalties relating to the underlying uncertain tax position in income tax expense, unless the Company qualifies for a specific exception. As of June 30, 2015, 2014 and 2013, we had accrued interest of $347, $411 and $413 and accrued penalties of $19, $32 and $34, respectively, which are not included in the above table. During the fiscal years ended June 30, 2015, 2014 and 2013, we recognized $15, $(6) and $24 in interest benefit/(expense) and $13, $2 and $32 in penalties benefit, respectively. The net benefits recognized resulted primarily from the favorable resolution of tax positions for prior years.
Deferred income tax assets and liabilities were comprised of the following:

Years ended June 30	2015	2014
DEFERRED TAX ASSETS
Pension and postretirement benefits	$1,739	$1,938
Loss and other carryforwards	1,014	1,211
Stock-based compensation	949	1,060
Advance payments	281	—
Accrued marketing and promotion	266	258
Unrealized loss on financial and foreign exchange transactions	183	352
Fixed assets	139	115
Inventory	49	35
Accrued interest and taxes	48	66
Goodwill and other intangible assets	25	49
Other	814	809
Valuation allowances	(324)	(384)
TOTAL	$5,183	$5,509

DEFERRED TAX LIABILITIES
Goodwill and other intangible assets	$9,530	$10,764
Fixed assets	1,590	1,665
Unrealized gain on financial and foreign exchange transactions	353	43
Other	149	101
TOTAL	$11,622	$12,573

Net operating loss carryforwards were $3.1 billion and $3.6 billion at June 30, 2015 and 2014, respectively. If unused, $1.2 billion will expire between 2015 and 2034. The remainder, totaling $1.9 billion at June 30, 2015, may be carried forward indefinitely.